                                                                    EXHIBIT 10.7

                                 THIRD AMENDMENT

     THIRD AMENDMENT (this "Amendment"), dated as of March 27, 2006, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the "Credit Agreement"), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the "Lenders"), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the "US Administrative Agent"), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the "Alternate Currency Fronting Agent"), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     II. US Revolving Commitments.

          (i) By executing this Amendment, the existing Lenders shall automatically be deemed to have assigned their US Revolving Commitments pursuant to the terms of the form of Assignment and Assumption attached as Exhibit B to the Credit Agreement to the new Lenders such that, after giving effect to such assignments and this Amendment, the US Revolving Commitments will be as set forth on the restated Schedule 1.1 and, by executing this Amendment, each such new Lender shall automatically be deemed to be a party to the Credit Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents and be bound by the provisions thereof. No other action by the Lenders shall be required in connection with such assignments or this Amendment.

          (ii) Schedule 1.1 is hereby amended by deleting the table therein and replacing in lieu thereof the following:

LENDER                             FACILITY
------                           ------------
JPMorgan Chase Bank, N.A.        $ 37,500,000
Union Bank of California         $ 37,500,000
Bank of America, N.A.            $ 37,500,000
General Electric Capital Corp.   $ 22,500,000
HSBC                             $ 22,500,000
Allied Irish Bank                $ 22,500,000
Israel Discount Bank             $ 15,000,000
Calyon                           $ 15,000,000
Natexis Banques Populaires       $ 15,000,000
BNP Paribas                      $ 15,000,000
Societe Generale                 $ 10,000,000
                                 ------------
   TOTAL ALLOCATION              $250,000,000
                                 ============

     III. Amendments to Section 1.1. The definition of "EBITDA" is hereby amended by (i) deleting the term "and" before clause (c) and replacing it with a ","and (ii) inserting the following:

          ", (d) up to $20,000,000 of aggregate cash charges incurred within one year of July 22, 2005 related to the restructuring of the Target and its Subsidiaries, (e) $18,300,000 in non-recurring, pro forma charges related to the mark to market adjustment on Target derivative contracts incurred prior to July 22, 2005 and (f) other non-cash expenses including, without limitation, compensation charges or other non-cash expenses arising from the grant or issuance of stock options recorded in connection with the application of Financial Accounting Standard No. 143 "Accounting for Asset Retirement Obligations."

     IV. Amendment to Section 2.9. Section 2.9 is hereby amended by deleting the phrase "8 Tranches" set forth therein and substituting in lien thereof the phrase "20 Tranches".

     V. Amendment to Section 6.2. In connection with the Purchase Agreement, the Sellers and Quiksilver entered into agreements under which Quiksilver has a call option to purchase, and the Sellers have an option to require Quiksilver to purchase, the remaining shares in the Holding Company held by the Sellers. For the avoidance of doubt, the Loan Parties and the Lenders mutually agree that effective on the date hereof such option arrangements shall be considered Indebtedness for purposes of the Credit Agreement. Section 6.2 is hereby amended by (i) deleting the term "and" at the end of clause (l), (ii) deleting "." at the end of clause (m) and inserting in lieu thereof the terms "; and" and (iii) inserting a new clause (n) to read as follows:

          "(n) any obligations related to the call and put option arrangements to purchase the remaining shares in the Holding Company held by the Sellers in connection with the Purchase Agreement, dated as of April 12, 2005, among Quiksilver, Laurent Boix-Vives, Jeannine Boix-Vives, Christine Simon, Sylvie Bernard and SDI Societe de Services et Developpement (it being understood, for the avoidance of doubt, that the amount of such obligations for purposes of this Agreement shall not be increased as a result of any amendment to the Purchase Agreement)."

     VI. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which (x) the Borrowers and each of the Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment and (y) the US Borrower has paid and reimbursed the Administrative Agents for all of their out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agents.

     VII. Representations and Warranties. The Borrowers hereby represent and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     VIII. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.

     IX. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     X. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                            [signature pages follow]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        QUIKSILVER, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QUIKSILVER AMERICAS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                            Amendment Signature Page

                                        JPMORGAN CHASE BANK, N.A., as US
                                        Administrative Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        BANK OF AMERICA, N.A., as
                                        Documentation Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        UNION BANK OF CALIFORNIA, N.A., as
                                        Syndication Agent and as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        ALLIED IRISH BANK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        GENERAL ELECTRIC CAPITAL CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        HSBC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        ISRAEL DISCOUNT BANK NEW YORK


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        CALYON


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        NATEXIS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        BNP-PARIBAS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        SOCIETE GENERALE


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

                                        QS RETAIL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        QS WHOLESALE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DC SHOES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HAWK DESIGNS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MERVIN MANUFACTURING, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        FIDRA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ROSSIGNOL SKI COMPANY INCORPORATED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page

                                        SKIS DYNASTAR, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                            Amendment Signature Page